SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
16.	SUBSEQUENT EVENTS

These financial statements include a discussion of material events which have occurred subsequent to December 31, 2012 (referred to as “subsequent events”) through the issuance of these consolidated financial statements. Events subsequent to that date have not been considered in these financial statements.

On April 26, 2013, Newcastle announced that its board of directors had formally declared the distribution of shares of common stock of New Residential Investment Corp. (“New Residential,” NYSE: NRZ), a then wholly owned subsidiary of Newcastle. Following the spin-off, New Residential is an independent, publicly traded REIT primarily focused on investing in residential mortgage related assets. The spin-off transaction was effected as a taxable pro rata distribution by Newcastle of all the outstanding shares of common stock of New Residential to the stockholders of record of Newcastle at the close of business on May 6, 2013. The stockholders of Newcastle as of the record date received one share of New Residential common stock for each share of Newcastle common stock held.

In connection with the spin-off, Newcastle contributed to New Residential all of its investments in Excess MSRs as of May 15, 2013, the non-Agency RMBS Newcastle had acquired since the second quarter of 2012, certain Agency RMBS, the residential mortgage loans Newcastle had acquired since the beginning of 2013, its interest in a portfolio of consumer loans and a cash and cash equivalents balance of $181.6 million.

On January 4, 2013, Newcastle, through a subsidiary’s investment in a joint venture, co-invested in Excess MSRs on a portfolio of Government National Mortgage Association (“Ginnie Mae”) residential mortgage loans with a UPB of approximately $13 billion as of November 30, 2012. Nationstar acquired the related servicing rights from Bank of America in November 2012. Newcastle invested approximately $27.3 million for a 50% interest in a joint venture which acquired an approximately 67% interest in the Excess MSRs on this portfolio. The remaining interest in the joint venture is owned by a Fortress-managed fund and the remaining interest of approximately 33% in the Excess MSRs is owned by Nationstar. As the servicer, Nationstar performs all servicing and advancing functions, and retains the ancillary income, servicing obligations and liabilities associated with this portfolio. Under the terms of this investment, to the extent that any loans in the portfolio are refinanced by Nationstar, the resulting Excess MSRs are shared on a pro rata basis by the joint venture and Nationstar, subject to certain limitations. As part of the spin-off, this investment was contributed to New Residential.

On January 6, 2013, Newcastle, through a subsidiary’s investment in a joint venture, agreed to co-invest in Excess MSRs on a portfolio of four pools of residential mortgage loans with a UPB of approximately $215 billion as of November 30, 2012. Approximately 53% of the loans in this portfolio are in private label securitizations, and the remainder are owned, insured or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or Ginnie Mae. Nationstar has agreed to acquire the related servicing rights from Bank of America. Newcastle committed to invest approximately $340 million for a 50% interest in a joint venture which acquired an approximately 67% interest in the Excess MSRs on this portfolio. The remaining interest in the joint venture is owned by a Fortress-managed fund and the remaining interest of approximately 33% in the Excess MSRs is owned by Nationstar. As the servicer, Nationstar performs all servicing and advancing functions, and retains the ancillary income, servicing obligations, and liabilities associated with this portfolio. Under the term of this investment, to the extent that any loans in the portfolio are refinanced by Nationstar, the resulting Excess MSRs are shared on a pro rata basis by the joint venture and Nationstar, subject to certain limitations. On January 31, 2013, Newcastle completed the first closing of this co-investment. The first closing related to Excess MSRs on loans with an aggregate UPB of approximately $58 billion as of December 31, 2012, that are owned, insured, or guaranteed by Fannie Mae or Freddie Mac. As part of the spin-off, this investment was contributed to New Residential.

On February 27, 2013, Newcastle, through a subsidiary, entered into an agreement to co-invest in non-performing mortgage loans with a UPB of approximately $83 million as of December 31, 2012. Newcastle has invested approximately $35 million to acquire a 70% interest in the non-performing mortgage loans. Nationstar has co-invested pari passu with Newcastle in 30% of the non-performing mortgage loans and will be the servicer of the loans performing all servicing and advancing functions, and retaining the ancillary income, servicing obligations and liabilities as the servicer. As part of the spin-off this investment was contributed to New Residential.

On April 1, 2013, Newcastle completed a co-investment in a portfolio of consumer loans with a UPB of approximately $4.2 billion as of December 31, 2012. The portfolio included over 400,000 personal unsecured loans and personal homeowner loans originated through subsidiaries of HSBC Finance Corporation. The investment was completed through newly formed limited liability companies (collectively, the “Consumer Loan Companies”), which acquired the portfolio from HSBC Finance Corporation and its affiliates. Newcastle invested approximately $250 million for 30% membership interests in each of the Consumer Loan Companies. Of the remaining 70% of the membership interests, Springleaf Finance Inc. (“Springleaf”), which is majority-owned by Fortress funds managed by the Manager, acquired 47%, and an affiliate of Blackstone Tactical Opportunities Advisors L.L.C., acquired 23%. Springleaf acts as the managing member of the Consumer Loan Companies. The Consumer Loan Companies financed $2.2 billion of the approximately $3.0 billion purchase price with asset-backed notes. The Consumer Loan Companies were formed on March 19, 2013, for the purpose of making this investment and commenced operations upon the completion of the investment. After a servicing transition period, Springleaf will be the servicer of the loans and will provide all servicing and advancing functions for the portfolio. As part of the spin-off, this investment was contributed to New Residential.

In June 2013, Newcastle completed the sale of 100% of the assets in CDO IV. Newcastle sold $153.4 million face amount of collateral at an average price of 95% of par, or $145.2 million. Subsequently, Newcastle paid off $71.9 million of outstanding third party debt and terminated the CDO. This transaction resulted in approximately $73.3 million of proceeds to Newcastle of which approximately $5.3 million was received in Newcastle CDO VIII. Newcastle recovered par on $59.5 million of CDO debt which had been repurchased in the past at an average price of 52% of par and $8.0 million of proceeds on its subordinated interests. This transaction has also decreased Newcastle’s comprehensive income by $0.6 million and resulted in a net gain on sale of assets of $4.2 million and a $0.8 million gain on hedge termination.

In June 2013, Newcastle completed the purchase of $116.8 million aggregate face amount of securities that are collateralized by certain Newcastle CDO VIII Class I notes for an aggregate purchase of approximately $103.1 million, or an average price of 88.3% of par. Simultaneously, Newcastle financed the purchase with $60.0 million received pursuant to a master repurchase agreement with the seller of the securities. The terms of the repurchase agreement included a rate of one-month LIBOR plus 150 bps and a 30-day maturity. The repurchase agreement includes various customary default events, including a default if Newcastle’s market capitalization declines by 50% from the market capitalization observed at the last trading day of the previous quarter. An event of default under the master repurchase agreement, if one occurs, would require Newcastle to immediately pay off the outstanding debt or the lender would have the right to liquidate the collateral.

During the first six months of 2013, Newcastle increased its investment in the outstanding debt of a portfolio company of a private equity fund managed by an affiliate of Newcastle’s manager, which is in the media industry. Newcastle purchased from third parties an aggregate face amount of $381.1 million for an aggregate purchase price of $139.3 million during this period. As of June 30, 2013, Newcastle held $540.7 million face amount (or 44.9% of the total outstanding) of this debt with a carrying value of $209.1 million and has committed to purchase an additional $84.9 million face amount of real estate related and other loans for approximately $32.9 million, but had not yet settled these purchases as of June 30, 2013.

In July 2013 and August 2013, Newcastle completed the acquisitions of senior living assets located in New York, Florida, North Carolina and Pennsylvania. Each of these acquisitions was accounted for as a business combination, under which all assets acquired and liabilities assumed are recognized at their acquisition-date fair value with acquisition-related costs being expensed as incurred.  For certain properties, Newcastle has retained a portfolio company of a private equity fund managed by an affiliate of the Manager to manage the properties. Pursuant to the management agreements, Newcastle pays management fees equal to (i) 5% of the property’s effective gross income (as defined in the agreements) or (ii) management fees equal to 6% of the property's effective gross income (as defined in the agreement) for the first two years and 7% thereafter.  For the other property acquired, Newcastle has retained an affiliate of the Manager to manage the properties. Pursuant to the management agreement, Newcastle pays a management fee equal to 6% of the property’s effective gross income (as defined in the agreements) for the first two years and 7% thereafter.  In addition, Newcastle will reimburse the property manager for certain expenses, primarily the compensation expense associated with the on-site employees.  The following table provides additional information relating to these acquisitions:

			Number of	Number of	Purchase	Outstanding	Final Stated
Portfolio	Acquisition Date	Location	Communities	Beds	Price	Debt (A)	Maturity	Funding Cost
Woodside (B)	July 25, 2013	New York	1	100+	$ 18,900	$ 14,100	August 2016	LIBOR + 3.75% (D)
Florida (B)	August 1, 2013	Florida/North Carolina	15	2,000+	200,050	93,364	July 2018	LIBOR + 3.75% (D)
						52,875	April 2020	5.50% to 6.76% (E)
Glen Riddle (C)	August 1, 2013	Pennsylvania	1	100+	21,150	16,875	October 2017	LIBOR + 3.75% (D)

(A)	Investments are financed with non-recourse debt
(B)	Managed by a portfolio company of a private equity fund managed by an affiliate of the Manager
(C)	Managed by an affiliate of the Manager

(D)	These financings have a LIBOR floor of 1%
(E)	Fixed rate loans that Newcastle assumed from the seller upon acquisition. In this transaction, Newcastle bought down the interest rate for each assumed loan for 4% for the first two years.

In June 2013, Newcastle entered into purchase and sale agreements to acquire two senior living assets for purchase prices of approximately $16.5 million and $18.5 million, respectively, plus acquisition-related costs. The assets comprise more than 300 beds in senior living facilities located in Florida and Pennsylvania.

In January 2013, Newcastle issued 57,500,000 shares of its common stock in a public offering at a price to the public of $9.35 per share for net proceeds of approximately $526.2 million. Certain principals of Fortress participated in this offering and purchased an aggregate of 213,900 shares at a price of $9.35 per share. For the purpose of compensating the Manager for its successful efforts in raising capital for Newcastle, in connection with this offering, Newcastle granted options to the Manager to purchase 5,750,000 shares of Newcastle’s common stock at a price of $9.35, which had a fair value of approximately $18.0 million as of the grant date. The assumptions used in valuing the options were: a 2% risk-free rate, an 8.8% dividend yield, 56.2% volatility and a 10 year term.

In February 2013, Newcastle issued 23,000,000 shares of its common stock in a public offering at a price to the underwriters of $10.34 per share for net proceeds of approximately $237.4 million. Certain principals of Fortress participated in this offering and purchased an aggregate of 191,000 shares at a price of $10.48 per share. For the purpose of compensating the Manager for its successful efforts in raising capital for Newcastle, in connection with this offering, Newcastle granted options to the Manager to purchase 2,300,000 shares of Newcastle’s common stock at a price of $10.48, which had a fair value of approximately $8.4 million as of the grant date. The assumptions used in valuing the options were: a 2.1% risk-free rate, a 7.8% dividend yield, 55.5% volatility and a 10 year term.

On June 6, 2013, Newcastle stockholders approved an amendment to the Company’s charter, to increase the total number of authorized shares of common stock, par value $0.01 per share, from 500 million shares to 1.0 billion shares and correspondingly, to increase the total number of authorized shares of the Company’s capital stock from 600 million shares to 1.1 billion shares, which includes 100 million shares of preferred stock, par value $0.01 per share.

In June 2013, Newcastle issued 40,250,000 shares of its common stock in a public offering at a price to the underwriters of $4.92 per share for net proceeds of approximately $197.6 million. Certain principals of Fortress participated in this offering and purchased an aggregate of 750,000 shares at a price of $4.97 per share. For the purpose of compensating the Manager for its successful efforts in raising capital for Newcastle, in connection with this offering, Newcastle granted options to the Manager to purchase 4,025,000 shares of Newcastle’s common stock at a price of $4.97, which had a fair value of approximately $3.8 million as of the grant date. The assumptions used in valuing the options were: a 2.5% risk-free rate, an 8.8% dividend yield, 36.9% volatility and a 10 year term.

On June 28, 2013, Newcastle entered into an agreement to acquire all of the stock of a media company, which has a business similar to a company in which Newcastle has an existing loan investment, for a purchase price of approximately $82.0 million plus acquisition-related costs. The acquisition is expected to close in the third quarter of 2013.